COLCHESTER STREET TRUST: DOMESTIC PORTFOLIO AND RATED MONEY MARKET
PORTFOLIO
INVESTMENTS AT MARCH 31, 1998 (UNAUDITED)

                                           DOMESTIC
                                           PORTFOLIO

                      ANUALIZED
                      YIELD AT          DUE         PRINCIPAL     VALUE
                      TIME
                      OF                DATE        AMOUNT        (NOTE 1)
                      PURCHASE

CERTIFICATES OF
DEPOSIT --
18.6%

DOMESTIC
CERTIFICATES OF
DEPOSIT --
10.0%

Chase Manhattan        5.65             4/6/98       20,000,000    20,000,000
Bank (USA)
Delaware

Chase Manhattan        5.71             4/6/98       5,000,000     4,999,958
Bank (USA)
Delaware

First National         5.70             3/3/99       15,000,000    14,993,382
Bank of Chicago

Fleet National         5.53             6/10/98      60,000,000    60,000,000
Bank

Fleet National
Bank

NationsBank, NA        5.60             2/10/99      10,000,000    9,995,860

SunTrust Bank,         5.52             5/6/98       30,000,000    29,999,425
Atlanta

Wachovia Bank,         5.62        (a)  4/17/98      15,000,000    14,994,812
NA

TOTAL DOMESTIC                                                     154,983,437
CERTIFICATES OF
DEPOSIT

CHICAGO BRANCH,
YANKEE DOLLAR,
FOREIGN BANKS -
0.3%

ABN--AMRO                                                         -
Bank NV

                                                                  -

NEW YORK
BRANCH, YANKEE
DOLLAR, FOREIGN
BANKS - 6.2%

Australia & New
Zealand Banking
Group

Bank of Montreal,
Canada

Bank of Montreal,
Canada

Bank of Nova
Scotia

Bank of Tokyo -
Mitsubishi Ltd.

Banque Nationale
de Paris

Barclays Bank,
PLC

Barclays Bank,
PLC

Bayerische
Hypotheken--un
d Wechsel

Bayerische
Vereinsbank AG

Credit Agricole
Indosuez

Deutsche Bank,
AG

Deutsche Bank,
AG

Dresdner Bank,
AG

National
Westminster
Bank, PLC

National
Westminster
Bank, PLC

National
Westminster
Bank, PLC

Royal Bank of
Canada

Societe Generale,
France

Societe Generale,
France

Societe Generale,
France

Swiss Bank Corp.

Swiss Bank Corp.                                                  -

TOTAL NEW YORK                                                    -
BRANCH, YANKEE
DOLLAR, FOREIGN
BANKS

PORTLAND
BRANCH, YANKEE
DOLLAR, FOREIGN
BANKS - 0.1%

Bank of Nova                                                      -
Scotia

                                                                  -

LONDON BRANCH,
EURODOLLAR,
FOREIGN BANKS -
2.0%

Banco Bilbao
Vizcaya, SA

Barclays Bank,
PLC

National Australia
Bank Ltd.

National
Westminster
Bank, PLC

Norddeutsche
Landesbank
Girozentrale

Westdeutsche
Landesbank
Girozentrale

TOTAL LONDON                                                      -
BRANCH,
EURODOLLAR,
FOREIGN BANKS

TOTAL                                                              154,983,437
CERTIFICATES
OF DEPOSIT

COMMERCIAL
PAPER -- 38.2%

American               5.56             4/7/98       25,000,000    24,976,958
Express Credit
Corp.

American               5.56             4/8/98       25,000,000    24,973,118
Express Credit
Corp.

American               5.59             5/14/98      5,000,000     4,966,854
Express Credit
Corp.

Aspen Funding
Corp.

Aspen Funding
Corp.

Asset                  5.58             5/7/98       7,000,000     6,961,220
Securitization
COOP. Corp.

Asset
Securitization
Coop. Corp.

Asset
Securitization
Coop. Corp.

Associates Corp.       5.53             5/18/98      10,000,000   9,928,717
of North America

Associates Corp.       5.53             5/20/98      5,000,000    4,962,842
of North America

Bear Stearns           5.55             5/8/98       10,000,000   9,943,781
Cos., Inc.

Bear Stearns           5.59             5/20/98      5,000,000    4,962,297
Cos., Inc.

Bear Stearns
Cos., Inc.

Beneficial Corp.       5.52             5/13/98      19,000,000    18,879,857

Beneficial Corp.       5.56             5/13/98      9,000,000    8,941,620

BMW US Capital
Corp.

BTAB Holdings          5.65             4/20/98      10,000,000   9,970,286
Funding Corp.

BTAB Holdings
Funding Corp.

Caisse des
Depots et
Consigns

Chase Manhattan        5.57             5/21/98      20,000,000    19,847,222
Corp.

CIESCO, L.P.           5.53             5/14/98      10,000,000   9,935,483

CIT Group, Inc.

Citibank Credit        5.53             4/22/98      9,000,000    8,971,388
Card Master Trust
I (Dakota
Certificate
Program)

Citibank Credit        5.54             5/15/98      5,000,000    4,966,572
Card Master Trust
I (Dakota
Certificate
Program)

Citibank Credit
Card Master Trust
I (Dakota
Certificate
Program)

Commercial             5.57             5/26/98      10,000,000   9,916,125
Credit Group, Inc.

CoreStates Bank        5.62        (a)  4/2/98       4,000,000    4,000,000

CoreStates Bank        5.63        (a)  4/13/98      10,000,000    10,000,000

Delaware               5.57             5/20/98      5,143,000    5,104,359
Funding
Corporation

Eiger Capital
Corp.

Enterprise             5.55             4/13/98      3,389,000    3,382,787
Funding Corp.

Enterprise
Funding Corp.

Ford Motor Credit
Co.

Ford Motor Credit
Co.

Ford Motor Credit
Co.

General Electric       5.51             6/4/98       10,000,000   9,904,000
Capital Corp.

General Electric       5.53             5/13/98      30,000,000    29,811,058
Capital Corp.

General Electric       5.54             8/6/98       10,000,000   9,809,853
Capital Corp.

General Electric
Capital Corp.

General Electric
Capital Corp.

General Electric
Capital Corp.

General Electric       5.73             4/27/98      5,000,000    4,979,886
Capital Services,
Inc.

General Electric       5.50             6/4/98       10,000,000   9,904,178
Co.

General Electric       5.53             4/30/98      10,000,000   9,955,936
Co.

General Motors         5.56             5/13/98      10,000,000   9,936,678
Acceptance Corp.

General Motors         5.57             5/28/98      20,000,000    19,826,467
Acceptance Corp.

General Motors         5.58             4/22/98      15,000,000    14,951,525
Acceptance Corp.

General Motors
Acceptance Corp.

General Motors         5.61             4/27/98      5,000,000    4,979,850
Corp.

Goldman Sachs          5.69             4/13/98      10,000,000   9,981,333
Group, L.P.

GTE Corp.              5.76             4/27/98      2,900,000    2,887,999

GTE Corp.              5.77             4/20/98      4,000,000    3,987,861

IBM Credit Corp.

Kitty Hawk             5.58             5/13/98      2,927,000    2,907,945
Funding Corp.

Merrill Lynch &        5.59             5/26/98      20,000,000    19,831,639
Co., Inc.

Merrill Lynch &        5.59             6/15/98      20,000,000    19,770,417
Co., Inc.

Monsanto Co.           5.51             7/9/98       5,300,000    5,221,587

Monsanto Co.           5.53             8/13/98      10,000,000   9,800,117

Monsanto Co.           5.56             8/18/98      4,000,000    3,916,600

Morgan Stanley,        5.60             6/3/98       15,000,000    14,855,100
Dean Witter,
Discover & Co.

Nationwide
Building Society

New Center Asset       5.51             4/22/98      5,000,000    4,984,133
Trust

New Center Asset       5.54             5/15/98      5,000,000    4,966,756
Trust

New Center Asset       5.55             5/18/98      15,000,000    14,892,879
Trust

New Center Asset       5.58             5/4/98       30,000,000    29,847,650
Trust

Norwest                5.51             5/15/98      10,000,000   9,933,878
Financial, Inc.

PHH Corp.              5.61             5/26/98      5,000,000    4,957,146

Preferred              5.55             4/15/98      3,060,000    3,053,455
Receivables
Funding Corp.

Preferred              5.58             4/6/98       5,325,000    5,320,895
Receivables
Funding Corp.

Three Rivers           5.58             4/21/98      4,000,000    3,987,667
Funding Corp.

TOTAL                                                              504,755,974
COMMERCIAL
PAPER

FEDERAL
AGENCIES --
1.7%

Fannie Mae -           5.59        (a)  6/12/98      15,000,000    14,998,570
Agency Coupons

Fannie Mae -           6.06             4/15/98      10,000,000   9,999,559
Agency Coupons

TOTAL                                                              24,998,129
FEDERAL
AGENCIES

BANK NOTES --
16.0%

Bank of America        5.51             7/27/98      25,000,000    25,000,000
National Trust &
Savings, San
Francisco

Bank of America        5.52             7/13/98      13,000,000    13,001,029
National Trust &
Savings, San
Francisco

Bank One -             5.57        (a)  4/7/98       8,000,000    7,998,936
Columbus

BankBoston NA          5.71             4/1/98       9,000,000    9,000,000

BankOne,               5.62        (a)  6/19/98      17,000,000    17,004,319
Milwaukee

CoreStates Bank        5.63        (a)  4/6/98       20,000,000    20,000,000

CoreStates Bank        5.65             4/14/98      10,000,000    10,000,000

First Bank NA -        5.65        (a)  4/15/98      5,000,000    4,998,885
Minnesota

First National         5.70             2/16/99      18,000,000    17,971,058
Bank of Chicago,
IL

Key Bank,              5.59        (a)  4/1/98       15,000,000    14,994,882
National
Association

Key Bank,              5.64        (a)  4/23/98      4,000,000    3,998,491
National
Association

Key Bank,              5.64        (a)  4/24/98      6,000,000    5,998,906
National
Association

Key Bank,              5.94             9/17/98      15,000,000    14,997,341
National
Association

Morgan Guaranty        5.85             8/31/98      3,000,000    3,000,579
Trust Co., NY

Morgan Guaranty        5.97             8/31/98      15,000,000    14,997,612
Trust Co., NY

National City          5.64        (a)  4/6/98       10,000,000   9,995,017
Bank - Kentucky

National City          5.64             4/2/98       5,000,000    4,999,249
Bank -
Pennsylvania

NationsBank, NA        5.54             10/19/98     20,000,000    20,000,000

NationsBank, NA        5.54             12/22/98     15,000,000    15,027,625

Northern Trust         5.69        (a)  4/1/98       3,000,000    2,999,491
Co., Chicago

PNC Bank, NA           5.58        (a)  4/16/98      15,000,000    14,993,068

PNC Bank, NA           5.64        (a)  4/27/98      3,000,000    3,000,994

PNC Bank, NA           5.65        (a)  4/27/98      3,000,000    2,999,731

SouthTrust Bank,       5.65        (a)  4/13/98      5,000,000    4,998,700
Alabama

US Bank, NA            5.64        (a)  4/15/98      5,000,000    4,998,400

Wachovia Bank,         5.49             11/13/98     5,000,000    4,989,277
NA

TOTAL BANK                                                         271,963,590
NOTES

MASTER NOTES --
5.2%

Goldman Sachs          5.69        (a)  6/13/98      40,000,000    40,000,000
Group, LP (c)

Goldman Sachs          5.63        (a)  5/4/98       2,000,000    2,000,000
Group, LP (c)

J.P. Morgan            5.65        (a)  4/7/98       26,000,000    26,000,000
Securities, Inc.

J.P. Morgan            5.66        (a)  4/7/98       12,000,000    12,000,000
Securities, Inc.

Suntrust Banks,        5.64        (a)  4/7/98       5,000,000    5,000,000
Inc.

TOTAL MASTER                                                       85,000,000
NOTES

MEDIUM--TERM
NOTES -- 4.8%

Beneficial Corp.       5.55        (a)  4/11/98      2,000,000    1,999,798

General Motors         5.87             5/18/98      5,000,000    5,009,471
Acceptance Corp.

Merrill Lynch &        5.66        (a)  4/6/98       2,000,000    1,999,964
Co., Inc.

Merrill Lynch &        5.75        (a)  4/1/98       5,000,000    4,999,750
Co., Inc.

Morgan Stanley,        5.60             4/1/98       10,000,000    10,000,253
Dean Witter,
Discover & Co.

Morgan Stanley,        5.62             4/1/98       5,000,000    4,999,865
Dean Witter,
Discover & Co.

Morgan Stanley,        5.67        (a)  4/1/98       15,000,000    15,000,000
Dean Witter,
Discover & Co.

New York Life          5.89        (a)  6/23/98      15,000,000    15,000,000
Insurance Co.

Norwest Corp.          5.67        (a)  4/22/98      9,000,000    9,000,000

Pacific Mutual Life    5.95        (a)  6/9/98 (b)   3,000,000    3,000,000
Insurance Co.

Transamerica Life      5.70        (a)  6/16/98      3,000,000    3,000,000
Insurance &
Annuity Co.

TOTAL                                                              74,009,101
MEDIUM--TERM
NOTES

SHORT--TERM
NOTES -- 5.3%

Capital One
Funding Corp.
(1994--B)

Capital One
Funding Corp.
(1994--E)

Capital One            5.63        (a)  4/7/98       2,792,000    2,792,000
Funding Corp.
(1995--D)

Capital One            5.63        (a)  4/7/98       3,971,000    3,971,000
Funding Corp.
(1996--G)

Capital One            5.63        (a)  4/7/98       5,000,000    5,000,000
Funding Corp.
(1997--D)

Capital One            5.63        (a)  4/7/98       5,000,000    5,000,000
Funding Corp.
(1997--F)

Capital One            5.63        (a)  4/7/98       8,000,000    8,000,000
Funding Corp.
(1997--G)

Liquid Asset
Backed Securities
Trust (1997--5)
(b)

SMM Trust              5.69        (a)  4/29/98      4,000,000    4,000,000
(1997--I) (b)

SMM Trust              5.69        (a)  4/16/98      2,000,000    2,000,000
(1997--P) (b)

SMM Trust              5.69        (a)  4/13/98      7,000,000    7,000,000
(1997--X) (b)

Strategic Money        5.69        (a)  6/23/98      15,000,000    15,000,000
Market Trust
(1997--A) (b)

Strategic Money        5.69        (a)  4/6/98       9,000,000    9,000,000
Market Trust
(1998--B) (b)

TOTAL                                                              61,763,000
SHORT--TERM
NOTES

REPURCHASE
AGREEMENTS --
10.2%

                                                     MATURITY

IN A JOINT TRADING                                   AMOUNT
ACCOUNT

 (U.S.
GOVERNMENT
OBLIGATIONS)

 dated 3/31/98        At 5.94%                       58,719,695    58,710,000
due 4/1/98:

 dated 3/31/98        At 5.97%                       35,005,807    35,000,000
due 4/1/98:

 dated 3/31/98        At 6.08%                       75,012,673    75,000,000
due 4/1/98:

 (U.S. TREASURY
OBLIGATIONS):

 dated 3/31/98
due 4/1/98

TOTAL                                                              168,710,000
REPURCHASE
AGREEMENTS

TOTAL                                                             1,346,183,231
INVESTMENTS -
100%

TOTAL COST FOR                                                    1,346,183,231
INCOME TAX
PURPOSES



                                           RATED                                 COMBINED
                                           MONEY
                                           MARKET
                                           PORTFOLIO

                       ANUALIZED
                       YIELD AT            DUE      PRINCIPAL     VALUE          PRINCIPAL     VALUE          CUSIP
                       TIME
                       OF PURCHASE         DATE     AMOUNT        (NOTE 1)       AMOUNT        (NOTE 1)       _________

CERTIFICATES OF
DEPOSIT --
18.6%

DOMESTIC
CERTIFICATES OF
DEPOSIT --
10.0%

Chase Manhattan                                                                  20,000,000    20,000,000     161991BA
Bank (USA)
Delaware

Chase Manhattan                                                                  5,000,000    4,999,958       161991BE
Bank (USA)
Delaware

First National                                                                   15,000,000    14,993,382     9959903F
Bank of Chicago

Fleet National                                                                   60,000,000    60,000,000     397998AB
Bank

Fleet National         5.53               6/10/98   10,000,000    10,000,000     10,000,000    10,000,000     397998AA
Bank

NationsBank, NA                                                                  10,000,000    9,995,860      643998AM

SunTrust Bank,         5.52               5/6/98    10,000,000    9,999,808      40,000,000    39,999,233     93099PDE
Atlanta

Wachovia Bank,                                                                   15,000,000    14,994,812     92976PFD
NA

TOTAL DOMESTIC                                                    19,999,808                   174,983,245
CERTIFICATES OF
DEPOSIT

CHICAGO BRANCH,
YANKEE DOLLAR,
FOREIGN BANKS -
0.3%

ABN--AMRO              5.54               2/2/99    5,000,000     4,998,351      5,000,000     4,998,351      032993RU
Bank NV

                                                                  4,998,351                    4,998,351

NEW YORK
BRANCH, YANKEE
DOLLAR, FOREIGN
BANKS - 6.2%

Australia & New        5.70               4/2/98    5,000,000     5,000,004      5,000,000     5,000,004      0525289U
Zealand Banking
Group

Bank of Montreal,      5.57               4/6/98    5,000,000     5,000,000      5,000,000     5,000,000      063990CJ
Canada

Bank of Montreal,      5.52               5/4/98    5,000,000     5,000,000      5,000,000     5,000,000      063990CC
Canada

Bank of Nova           5.97               7/21/98   1,000,000     999,530        1,000,000     999,530        669991KB
Scotia

Bank of Tokyo -        6.03               4/20/98   9,000,000     9,000,000      9,000,000     9,000,000      88999HEM
Mitsubishi Ltd.

Banque Nationale       5.52               5/5/98    5,000,000     5,000,000      5,000,000     5,000,000      055992YE
de Paris

Barclays Bank,         5.52               5/13/98   5,000,000     5,000,000      5,000,000     5,000,000      06799MET
PLC

Barclays Bank,         5.52               5/20/98   7,000,000     7,000,000      7,000,000     7,000,000      06799MEU
PLC

Bayerische             5.56               5/11/98   5,000,000     5,000,000      5,000,000     5,000,000      07299GDK
Hypotheken--un
d Wechsel

Bayerische             5.66               5/4/98    5,000,000     5,000,000      5,000,000     5,000,000      072992LC
Vereinsbank AG

Credit Agricole        5.52               5/20/98   2,000,000     2,000,000      2,000,000    2,000,000       22799HDD
Indosuez

Deutsche Bank,         5.58               4/15/98   6,000,000     5,999,718      6,000,000    5,999,718       252999DL
AG

Deutsche Bank,         5.52               8/3/98    5,000,000     5,000,000      5,000,000    5,000,000       252999DC
AG

Dresdner Bank,         5.56               4/6/98    5,000,000     5,000,000      5,000,000    5,000,000       261990NQ
AG

National               6.00               6/23/98   3,000,000     2,999,420      3,000,000    2,999,420       638990PC
Westminster
Bank, PLC

National               5.89               7/22/98   5,000,000     4,999,186      5,000,000    4,999,186       638990PH
Westminster
Bank, PLC

National               5.97               8/7/98    3,000,000     2,998,654      3,000,000    2,998,654       638990PM
Westminster
Bank, PLC

Royal Bank of          5.60               2/10/99   5,000,000     4,997,102      5,000,000    4,997,102       780990GH
Canada

Societe Generale,      5.58               6/8/98    5,000,000     5,000,000      5,000,000    5,000,000       85899PJD
France

Societe Generale,      5.53               8/4/98    5,000,000     5,000,000      5,000,000    5,000,000       85899PFN
France

Societe Generale,      5.55               8/24/98   5,000,000     5,000,000      5,000,000    5,000,000       85899PGT
France

Swiss Bank Corp.       5.97               8/28/98   2,000,000     1,999,610      2,000,000    1,999,610       8709905Q

Swiss Bank Corp.       5.75               3/24/99   5,000,000     4,995,229      5,000,000    4,995,229       8709906E

TOTAL NEW YORK                                                    107,988,453                  107,988,453
BRANCH, YANKEE
DOLLAR, FOREIGN
BANKS

PORTLAND
BRANCH, YANKEE
DOLLAR, FOREIGN
BANKS - 0.1%

Bank of Nova           6.20               4/1/98    2,000,000     2,000,000      2,000,000     2,000,000      669991HV
Scotia

                                                                  2,000,000                    2,000,000

LONDON BRANCH,
EURODOLLAR,
FOREIGN BANKS -
2.0%

Banco Bilbao           5.65               4/7/98    2,000,000     2,000,003      2,000,000     2,000,003      05999MCH
Vizcaya, SA

Barclays Bank,         5.80               4/23/98   5,000,000     5,000,000      5,000,000     5,000,000      06799MEA
PLC

National Australia     5.72               4/14/98   5,000,000    4,999,930       5,000,000     4,999,930      632990AY
Bank Ltd.

National               5.52               4/6/98    7,000,000    6,999,999       7,000,000     6,999,999      638990QH
Westminster
Bank, PLC

Norddeutsche           5.56               4/15/98   10,000,000   9,999,604       10,000,000    9,999,604      65599BBK
Landesbank
Girozentrale

Westdeutsche           5.52               6/4/98    6,000,000    6,000,105       6,000,000     6,000,105      957991SS
Landesbank
Girozentrale

TOTAL LONDON                                                      34,999,641                   34,999,641
BRANCH,
EURODOLLAR,
FOREIGN BANKS

TOTAL                                                             169,986,253                  324,969,690
CERTIFICATES
OF DEPOSIT

COMMERCIAL
PAPER -- 38.2%

American                                                                         25,000,000    24,976,958     025990SW
Express Credit
Corp.

American                                                                         25,000,000    24,973,118     025990SX
Express Credit
Corp.

American                                                                         5,000,000     4,966,854      025990TC
Express Credit
Corp.

Aspen Funding          5.60               4/15/98   5,000,000     4,989,189      5,000,000     4,989,189      04699XBW
Corp.

Aspen Funding          5.59               4/16/98   15,000,000    14,965,313     15,000,000    14,965,313     04699XBX
Corp.

Asset                                                                            7,000,000     6,961,220      04599RHF
Securitization
COOP. Corp.

Asset                  5.59               4/14/98   2,000,000    1,995,992       2,000,000     1,995,992      04599RGY
Securitization
Coop. Corp.

Asset                  5.52               5/8/98    2,000,000    1,988,808       2,000,000     1,988,808      04599RGP
Securitization
Coop. Corp.

Associates Corp.       5.53               5/18/98   5,000,000    4,964,358       15,000,000    14,893,075     04699JLP
of North America

Associates Corp.                                                                 5,000,000     4,962,842      04699JLS
of North America

Bear Stearns                                                                     10,000,000    9,943,781      07399H2P
Cos., Inc.

Bear Stearns                                                                     5,000,000     4,962,297      07399H2Y
Cos., Inc.

Bear Stearns           5.59               6/11/98   5,000,000     4,945,567      5,000,000     4,945,567      07399H2W
Cos., Inc.

Beneficial Corp.                                                                 19,000,000    18,879,857     08199BFX

Beneficial Corp.                                                                 9,000,000    8,941,620       08199BGF

BMW US Capital         5.65               5/26/98   2,000,000    1,983,103       2,000,000    1,983,103       06399TGU
Corp.

BTAB Holdings                                                                    10,000,000   9,970,286       07099KAC
Funding Corp.

BTAB Holdings          5.65               4/22/98   5,000,000    4,983,579       5,000,000    4,983,579       07099KAB
Funding Corp.

Caisse des             5.57               4/28/98   5,000,000    4,979,225       5,000,000    4,979,225       12799EEL
Depots et
Consigns

Chase Manhattan                                                                  20,000,000    19,847,222     16161A9E
Corp.

CIESCO, L.P.                                                                     10,000,000   9,935,483       1779966N

CIT Group, Inc.        5.82               6/25/98   5,000,000    4,933,299       5,000,000    4,933,299       1729904M

Citibank Credit                                                                  9,000,000    8,971,388       23499JLK
Card Master Trust
I (Dakota
Certificate
Program)

Citibank Credit                                                                  5,000,000    4,966,572       23499JMA
Card Master Trust
I (Dakota
Certificate
Program)

Citibank Credit        5.54               4/16/98   19,000,000    18,956,617     19,000,000    18,956,617     23499JLP
Card Master Trust
I (Dakota
Certificate
Program)

Commercial                                                                       10,000,000   9,916,125       201997BY
Credit Group, Inc.

CoreStates Bank                                                                  4,000,000    4,000,000       2186X8CA

CoreStates Bank                                                                  10,000,000    10,000,000     2186X8CF

Delaware                                                                         5,143,000    5,104,359       24699AEW
Funding
Corporation

Eiger Capital          5.54               4/13/98   4,940,000    4,930,943       4,940,000    4,930,943       27699BCD
Corp.

Enterprise                                                                       3,389,000    3,382,787       29399H7Y
Funding Corp.

Enterprise             5.59               5/13/98   5,000,000    4,967,742       5,000,000    4,967,742       29399H8U
Funding Corp.

Ford Motor Credit      5.58               4/7/98    5,000,000    4,995,417       5,000,000    4,995,417       34599XMN
Co.

Ford Motor Credit      5.53               4/10/98   10,000,000   9,986,300       10,000,000   9,986,300       34599XMT
Co.

Ford Motor Credit      5.53               5/11/98   5,000,000    4,969,667       5,000,000    4,969,667       34599XMY
Co.

General Electric                                                                 10,000,000   9,904,000       36999HKG
Capital Corp.

General Electric                                                                 30,000,000    29,811,058     36999HLW
Capital Corp.

General Electric                                                                 10,000,000   9,809,853       36999HKX
Capital Corp.

General Electric       5.79               4/7/98    5,000,000    4,995,333       5,000,000    4,995,333       36999HEQ
Capital Corp.

General Electric       5.54               6/3/98    5,000,000    4,952,313       5,000,000    4,952,313       36999HLE
Capital Corp.

General Electric       5.54               8/4/98    10,000,000   9,812,847       10,000,000   9,812,847       36999HKW
Capital Corp.

General Electric                                                                 5,000,000    4,979,886       36959C9R
Capital Services,
Inc.

General Electric                                                                 10,000,000   9,904,178       369999HH
Co.

General Electric                                                                 10,000,000   9,955,936       369999HM
Co.

General Motors                                                                   10,000,000   9,936,678       50899ACX
Acceptance Corp.

General Motors                                                                   20,000,000    19,826,467     50899ACQ
Acceptance Corp.

General Motors         5.58               4/22/98   5,000,000    4,983,842       20,000,000    19,935,367     50899ACW
Acceptance Corp.

General Motors         5.57               5/27/98   5,000,000    4,957,375       5,000,000    4,957,375       50899ACP
Acceptance Corp.

General Motors                                                                   5,000,000    4,979,850       3704429H
Corp.

Goldman Sachs          5.69               4/13/98   10,000,000   9,981,333       20,000,000    19,962,666     696992SR
Group, L.P.

GTE Corp.                                                                        2,900,000    2,887,999       362991QY

GTE Corp.                                                                        4,000,000    3,987,861       362991RC

IBM Credit Corp.       5.57               4/27/98   5,000,000    4,980,067       5,000,000    4,980,067       449991JG

Kitty Hawk                                                                       2,927,000    2,907,945       49999VAU
Funding Corp.

Merrill Lynch &                                                                  20,000,000    19,831,639     59099GSK
Co., Inc.

Merrill Lynch &                                                                  20,000,000    19,770,417     59099GSP
Co., Inc.

Monsanto Co.                                                                     5,300,000    5,221,587       611996KT

Monsanto Co.                                                                     10,000,000   9,800,117       611996KX

Monsanto Co.                                                                     4,000,000    3,916,600       611996LB

Morgan Stanley,        5.60               6/3/98    5,000,000    4,951,700       20,000,000    19,806,800     61799EUT
Dean Witter,
Discover & Co.

Nationwide             5.68               4/7/98    5,000,000    4,995,333       5,000,000    4,995,333       638993LW
Building Society

New Center Asset                                                                 5,000,000    4,984,133       643995RU
Trust

New Center Asset       5.54               5/15/98   3,000,000    2,980,053       8,000,000    7,946,809       643995RT
Trust

New Center Asset       5.55               5/18/98   5,000,000    4,964,293       20,000,000    19,857,172     643995SD
Trust

New Center Asset                                                                 30,000,000    29,847,650     643995SN
Trust

Norwest                                                                          10,000,000   9,933,878       66999BBR
Financial, Inc.

PHH Corp.                                                                        5,000,000    4,957,146       71999HHU

Preferred                                                                        3,060,000    3,053,455       74099SSL
Receivables
Funding Corp.

Preferred                                                                        5,325,000    5,320,895       74099STD
Receivables
Funding Corp.

Three Rivers                                                                     4,000,000    3,987,667       88599SBE
Funding Corp.

TOTAL                                                             162,089,608                  666,845,582
COMMERCIAL
PAPER

FEDERAL
AGENCIES --
1.7%

Fannie Mae -           5.90          (a)  6/12/98   5,000,000    4,999,523       20,000,000    19,998,093     31364CSN
Agency Coupons

Fannie Mae -                                                                     10,000,000   9,999,559       31364CE5
Agency Coupons

TOTAL                                                            4,999,523                     29,997,652
FEDERAL
AGENCIES

BANK NOTES --
16.0%

Bank of America                                                                  25,000,000    25,000,000     06399AGW
National Trust &
Savings, San
Francisco

Bank of America                                                                  13,000,000    13,001,029     06399AHC
National Trust &
Savings, San
Francisco

Bank One -                                                                       8,000,000    7,998,936       06420UAJ
Columbus

BankBoston NA                                                                    9,000,000    9,000,000       06999HAK

BankOne,                                                                         17,000,000    17,004,319     06421VAD
Milwaukee

CoreStates Bank                                                                  20,000,000    20,000,000     2186W2BS

CoreStates Bank                                                                  10,000,000    10,000,000     2186W2AD

First Bank NA -                                                                  5,000,000    4,998,885       31925JBB
Minnesota

First National                                                                   18,000,000    17,971,058     9959903E
Bank of Chicago,
IL

Key Bank,                                                                        15,000,000    14,994,882     49306BEL
National
Association

Key Bank,                                                                        4,000,000    3,998,491       49306BDT
National
Association

Key Bank,                                                                        6,000,000    5,998,906       49306BDD
National
Association

Key Bank,                                                                        15,000,000    14,997,341     49399UAS
National
Association

Morgan Guaranty                                                                  3,000,000    3,000,579       6189978L
Trust Co., NY

Morgan Guaranty                                                                  15,000,000    14,997,612     6189978K
Trust Co., NY

National City                                                                    10,000,000   9,995,017       63536QAE
Bank - Kentucky

National City                                                                    5,000,000    4,999,249       63599KAA
Bank -
Pennsylvania

NationsBank, NA                                                                  20,000,000    20,000,000     643998AL

NationsBank, NA                                                                  15,000,000    15,027,625     643998AJ

Northern Trust         5.69          (a)  4/1/98    5,000,000    4,999,151       8,000,000    7,998,642       66586GBL
Co., Chicago

PNC Bank, NA                                                                     15,000,000    14,993,068     69347KEX

PNC Bank, NA                                                                     3,000,000    3,000,994       69347KCS

PNC Bank, NA                                                                     3,000,000    2,999,731       69347KDT

SouthTrust Bank,       5.65          (a)  4/13/98   1,000,000     999,740        6,000,000    5,998,440       8447HAAW
Alabama

US Bank, NA            5.64          (a)  4/15/98   1,000,000     999,680        6,000,000    5,998,080       90331JAA

Wachovia Bank,                                                                   5,000,000    4,989,277       93999PAE
NA

TOTAL BANK                                                       6,998,571                     278,962,161
NOTES

MASTER NOTES --
5.2%

Goldman Sachs          5.69          (a)  6/13/98   5,000,000    5,000,000       45,000,000    45,000,000     696992ST
Group, LP (c)

Goldman Sachs                                                                    2,000,000    2,000,000       696992RX
Group, LP (c)

J.P. Morgan                                                                      26,000,000    26,000,000     61999PVS
Securities, Inc.

J.P. Morgan                                                                      12,000,000    12,000,000     61999PNS
Securities, Inc.

Suntrust Banks,                                                                  5,000,000    5,000,000       8679149S
Inc.

TOTAL MASTER                                                     5,000,000                     90,000,000
NOTES

MEDIUM--TERM
NOTES -- 4.8%

Beneficial Corp.                                                                 2,000,000    1,999,798       08172MFG

General Motors                                                                   5,000,000    5,009,471       37042NRC
Acceptance Corp.

Merrill Lynch &        5.66          (a)  4/6/98    1,000,000     999,982        3,000,000    2,999,946       59018STV
Co., Inc.

Merrill Lynch &        5.75          (a)  4/1/98    3,000,000    2,999,850       8,000,000    7,999,600       59018SXD
Co., Inc.

Morgan Stanley,                                                                  10,000,000    10,000,253     61745EKP
Dean Witter,
Discover & Co.

Morgan Stanley,                                                                  5,000,000    4,999,865       61745EKP
Dean Witter,
Discover & Co.

Morgan Stanley,        5.67          (a)  4/1/98    5,000,000    5,000,000       20,000,000    20,000,000     61745ELF
Dean Witter,
Discover & Co.

New York Life                                                                    15,000,000    15,000,000     64952G9B
Insurance Co.

Norwest Corp.                                                                    9,000,000    9,000,000       66899CDY

Pacific Mutual Life                                                              3,000,000    3,000,000       694995AE
Insurance Co.

Transamerica Life                                                                3,000,000    3,000,000       90899FAJ
Insurance &
Annuity Co.

TOTAL                                                            8,999,832                     83,008,933
MEDIUM--TERM
NOTES

SHORT--TERM
NOTES -- 5.3%

Capital One            5.63          (a)  4/7/98    3,899,000    3,899,000       3,899,000    3,899,000       14040G9B
Funding Corp.
(1994--B)

Capital One            5.63          (a)  4/7/98    2,225,000    2,225,000       2,225,000    2,225,000       14040G9G
Funding Corp.
(1994--E)

Capital One                                                                      2,792,000    2,792,000       14040G9N
Funding Corp.
(1995--D)

Capital One                                                                      3,971,000    3,971,000       14040GAW
Funding Corp.
(1996--G)

Capital One                                                                      5,000,000    5,000,000       14040GBE
Funding Corp.
(1997--D)

Capital One                                                                      5,000,000    5,000,000       14040GBC
Funding Corp.
(1997--F)

Capital One                                                                      8,000,000    8,000,000       14040GBF
Funding Corp.
(1997--G)

Liquid Asset           5.67          (a)  4/17/98   4,000,000    4,000,000       4,000,000    4,000,000       535912AT
Backed Securities
Trust (1997--5)
(b)

SMM Trust                                                                        4,000,000    4,000,000       784568CL
(1997--I) (b)

SMM Trust              5.69          (a)  4/16/98   2,000,000    2,000,000       4,000,000    4,000,000       784568CQ
(1997--P) (b)

SMM Trust              5.69          (a)  4/13/98   6,000,000    6,000,000       13,000,000    13,000,000     784568CN
(1997--X) (b)

Strategic Money        5.69          (a)  6/23/98   10,000,000    10,000,000     25,000,000    25,000,000     86276PAA
Market Trust
(1997--A) (b)

Strategic Money        5.69          (a)  4/6/98    3,000,000    3,000,000       12,000,000    12,000,000     86276PAC
Market Trust
(1998--B) (b)

TOTAL                                                             31,124,000                   92,887,000
SHORT--TERM
NOTES

REPURCHASE
AGREEMENTS --
10.2%

                                                    MATURITY                     MATURITY

IN A JOINT TRADING                                  AMOUNT                       AMOUNT
ACCOUNT

 (U.S.
GOVERNMENT
OBLIGATIONS)

 dated 3/31/98                                                                   58,719,695    58,710,000     65799LHM
due 4/1/98:

 dated 3/31/98                                                                   35,005,807    35,000,000     65799LHH
due 4/1/98:

 dated 3/31/98                                                                   75,012,673    75,000,000     65799LHD
due 4/1/98:

 (U.S. TREASURY
OBLIGATIONS):

 dated 3/31/98        At 5.94%                      11,151,841    11,150,000     11,151,841    11,150,000     65799LHL
due 4/1/98

TOTAL                                                             11,150,000                   179,860,000
REPURCHASE
AGREEMENTS

TOTAL                                                             400,347,787                 1,746,531,018
INVESTMENTS -
100%

TOTAL COST FOR                                                    400,347,787                 1,746,531,018
INCOME TAX
PURPOSES


LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represent the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(b) Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempted from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $40,000,000 or 3.1% of net assets of Domestic Porfolio, and $25,000,000 or 6.2% of the net assets for Rated Money Market.



(C) RESTRICTED       ACQUISITION                 ACQUISITION
SECURITIES --
INVESTMENTS IN
SECURITIES NOT
REGISTERED UNDER
THE

SECURITIES ACT OF    DATE          COST          DATE          COST          TOTAL COST
1933.

GOLDMAN SACHS        3/10/98      $40,000,000    35,864       $ 5,000,000    $ 45,000,000
GROUP, LP, 5.69%,
6/13/98

GOLDMAN SACHS        8/5/97        $ 2,000,000                               $ 2,000,000
GROUP, LP, 5.63%,
5/4/98

OTHER
INFORMATION

AT THE END OF THE
PERIOD, RESTRICTED
SECURITIES
(EXCLUDING 144A
ISSUES) AMOUNTED

TO $42,000,000 OR
3.3% OF NET
ASSETS FOR
DOMESTIC
PORTFOLIO AND
$5,000,000

OR 1.2% OF NET
ASSETS FOR RATED
MONEY MARKET
PORTFOLIO.








                                          COLCHESTER STREET TRUST: DOMESTIC PORTFOLIO

                                          COLCHESTER STREET TRUST: RATED MONEY MARKET PORTFOLIO

                               PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF MARCH 31, 1998

                                                          (UNAUDITED)
                                                          COLCHESTER STREET TRUST:

                                           DOMESTIC       RATED MONEY                       PRO FORMA     PRO FORMA

                                           PORTFOLIO      MARKET PORTFOLIO  COMBINED       ADJUSTMENTS    COMBINED
 ASSETS

INVESTMENT IN SECURITIES, AT VALUE

  - SEE ACCOMPANYING SCHEDULE             $1,346,183,231  $400,347,787      $1,746,531,018     -          $1,746,531,018

CASH                                      515             526                1,041             -           1,041

RECEIVABLE FOR INVESTMENTS SOLD           100,000         55,000             155,000           -           155,000

INTEREST RECEIVABLE                       6,416,788       2,448,432          8,865,220         -           8,865,220

     TOTAL ASSETS                         1,352,700,534   402,851,745        1,755,552,279     -           1,755,552,279

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED         $71,456,785      $-               $71,456,785        -           71,456,785

DISTRIBUTIONS PAYABLE                     2,341,963       173,450            2,515,413         -           2,515,413

ACCRUED MANAGEMENT FEE                    180,624         56,753             237,377           -           237,377

DISTRIBUTION FEES PAYABLE                 19,825          20,059             39,884            -           39,884

OTHER PAYABLES AND ACCRUED EXPENSES       115,380         73,815             189,195           -           189,195

     TOTAL LIABILITIES                    74,114,577      324,077            74,438,654        -           74,438,654

NET ASSETS                                $1,278,585,957  $402,527,668      $1,681,113,625    $-          $1,681,113,625

NET ASSETS CONSIST OF:

PAID IN CAPITAL                           $1,278,715,097  $402,559,052      $1,681,274,149     -          $1,681,274,149

ACCUMULATED UNDISTRIBUTED NET

     REALIZED GAIN (LOSS) ON INVESTMENTS  (129,140)       (31,384)          (160,524)          -          (160,524)

NET ASSETS                                $1,278,585,957  $402,527,668      $1,681,113,625    $-          $1,681,113,625

CLASS I

NET ASSETS                                $1,170,833,137  $303,826,094      $1,474,659,231    $-          $1,474,659,231

NET ASSET VALUE, OFFERING PRICE AND

  REDEMPTION PRICE PER SHARE              $1.00           $1.00                                           $1.00

  SHARES OUTSTANDING                      1,170,937,082   303,901,525        1,474,838,607     -           1,474,838,607

CLASS II

NET ASSETS                                $34,455,169     $23,321,405       $57,776,574       $-          $57,776,574

NET ASSET VALUE, OFFERING PRICE AND

  REDEMPTION PRICE PER SHARE              $1.00           $1.00                                           $1.00

  SHARES OUTSTANDING                      34,458,227      23,327,195         57,785,422        -           57,785,422

CLASS III

NET ASSETS                                $73,297,651     $75,380,169       $148,677,820      $-          $148,677,820

NET ASSET VALUE, OFFERING PRICE AND

  REDEMPTION PRICE PER SHARE              $1.00           $1.00                                           $1.00

  SHARES OUTSTANDING                      73,304,158      75,398,884         148,703,042       -           148,703,042




                 COLCHESTER STREET TRUST: DOMESTIC PORTFOLIO
                 COLCHESTER STREET TRUST: RATED MONEY MARKET PORTFOLIO
                 PRO FORMA COMBINING STATEMENT OF OPERATIONS
                 YEAR ENDED MARCH 31, 1998
                            (UNAUDITED)
                              COLCHESTER STREET
                              TRUST:

                 DOMESTIC       RATED MONEY                      PRO FORMA           PRO FORMA

                 PORTFOLIO      MARKET PORTFOLIO    COMBINED     ADJUSTMENTS         COMBINED

INTEREST
INCOME

Interest                        $22,589,605         $93,442,476  -                   $93,442,476
Income           $70,852,871

EXPENSES

Management        2,486,885      1,408,420           3,895,305    (615,892)     (a)   3,279,413
fee

Transfer
agent fees

  Class I        431,378         30,043              461,421      6,040         (b)   477,461

  Class II       5,016           801                 5,817        3,146         (b)   8,963

  Class III      25,088          2,353               27,441       2,791         (b)   30,232

Distribution
fees

  Class II       16,366          41,909              58,275       774           (b)   59,049

  Class III      213,409         116,323             329,732      249           (b)   329,981

Accounting       143,578         20,711              164,289      8,689         (b)   172,978
fees and
expenses

Non-intereste    7,899           1,109               9,008        1,411         (b)   10,419
d trustees'
compensation

Custodian        30,960          8,659               39,619       1,219         (b)   40,838
fees and
expenses

Registration     134,938         21,726              156,664      79,916        (c)   236,580
fees

Audit            14,895          24,195              39,090       (6,090)       (d)   33,000

Legal            6,488           427                 6,915        1,643         (b)   8,558

Miscellaneou     13,267          500                 13,767       3,733         (b)   17,500
s

  Total          3,530,167       1,677,176           5,207,343    (502,371)           4,704,972
expenses
before
reductions

  Expense        (824,131)      (731,960)           (1,556,091)  505,710      (e)    (1,050,381)
reductions

  Total          2,706,036       945,216             3,651,252    3,339               3,654,591
expenses

NET INTEREST     68,146,835      21,644,389          89,791,224   (3,339)             89,787,885
INCOME

NET REALIZED     (4,895)        (15,808)            (20,703)     -                   (20,703)
GAIN (LOSS) ON
INVESTMENTS

NET INCREASE
(DECREASE) IN
NET

  ASSETS         $68,141,940   $21,628,581         89,770,521   $(3,339)            $89,767,182
RESULTING
FROM
OPERATIONS



CAPITALIZATION
The following table shows the capitalization of the funds as of March 31, 1998 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.
                  DOMESTIC          RATED MM        COMBINED

NET ASSET VALUE   $1,170,833,137    $303,826,094   $1,474,659,231

                  $34,455,169       $23,321,405     $57,776,574

                  $73,297,651       $75,380,169     $148,677,820

SHARES           1,170,937,082     303,901,525     1,474,838,607

OUTSTANDING      34,458,227        23,327,195      57,785,422

                 73,304,158        75,398,884      148,703,042

Colchester Street Trust: Domestic Portfolio
Colchester Street Trust: Rated Money Market Portfolio
Notes to Pro Forma Combining Financial Statements
(Unaudited)
 The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of March 31, 1998 and the unaudited Pro Forma Combining Statement of Operations for the year ended March 31, 1998 are intended to present the financial condition and related results of operations of Colchester Street
Trust: Domestic Portfolio as if the reorganization with Colchester Street Trust: Rated Money Market Portfolio had been consummated at
   April 1, 1997    .  Had the pro forma adjustments not included the
effect of the expense limitations, Pro Forma Combined Expense reductions would have been $11,885, resulting in Pro Forma Combined Net Interest Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $88,749,389 and $88,728,686, respectively.
Prior to January 1, 1998, FMR paid all expenses except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses for Rated Money Market Portfolio. FMR received a fee that was computed daily at an annual rate of 0.42% of Rated Money Market Portfolio's average daily net assets. Effective January 1, 1998, the expense structure changed to where FMR received a fee that was computed daily at an annual rate of 0.20% of average net assets and Rated Money Market Portfolio would be responsible for paying other expenses such as transfer agent, accounting, legal, audit and custodian fees.

 The pro forma adjustments to these pro forma financial statements are comprised of:
(a) Decrease in management fee reflects Colchester Street Trust:
Domestic Portfolio's management fee rate applied to the combined fund's average net assets.

(b) Increase in fees reflects contractual rates charged against combined average net assets.
(c) Increase in fees reflects net increase in costs incurred as a result of the reorganization offset with savings in duplicate charges.
(d) Decreases in fees reflects elimination of duplicated services or charges.
(e) Decrease in Reimbursement to offset reduction of management fees from Colchester Street Trust: Rated Money Market's rate.
 The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of March 31, 1998 for Colchester Street Trust: Domestic Portfolio and Rated Money Market Portfolio, which are incorporated by reference in the Statement of Additional Information to this Proxy Statement and Prospectus.